UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2009

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, California		95113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02            DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 11, 2008, Heritage Bank of Commerce (subsidiary of Heritage Commerce Corp) (the “Bank”) and James Mayer signed a modification to Mr. Mayer’s employment agreement.  The modification provided that his employment agreement (originally entered into on February 8, 2007) would remain in effect until May 1, 2009 at which time Mr. Mayer would retire from the Bank and receive the severance benefits under the employment agreement.  On April 30, 2009, Mr. Mayer retired from the Bank and Mr. Mayer and the Bank entered into a further modification to his employment agreement.  The modification provides that Mr. Mayer will receive the severance amount set forth in his original employment agreement of $300,000 payable in 18 equal monthly payments of $16,666 per month at such time as the Bank is permitted to make such payments under the American Recovery and Reinvestment Act of 2009 and the U.S. Treasury regulations promulgated thereunder.

A copy of the modification is attached to this report as Exhibit 10.1 and incorporated herein by reference.

ITEM 7.01       REGULATION FD DISCLOSURE.

Heritage Commerce Corp (the “Company”) is scheduled to present at the D.A. Davidson 11th Annual Financial Services Conference at the Bell Harbor Conference Center in Seattle.  Lawrence D. McGovern, Chief Financial Officer, and Michael R. Ong, Chief Credit Officer, are scheduled to present on Thursday, May 7th at 10:45 a.m. in the Marina Room.  The presentation will be archived for 90 days after the conference, and can be viewed at http://www.wsw.com/webcast/dadco15/htbk/.  D.A. Davidson & Co. is a full-service investment firm with offices in 16 states.  A copy of the information in the slide show is included as Exhibit 99.1. The information under this Item 7.01 and the information included as exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.  The furnishing of the information under this Item 7.01 and exhibit 99.1 in this report is not intended to, and does not, constitute a determination or admission by the Company that the information under this Item 7.01 and exhibit 99.1 report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.  The information in the materials is presented as of December 31, 2008, and the Company does not assume any obligations to update such information in the future.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(D) Exhibits

10.1        Modification to Employment Agreement of James Mayer dated April 30, 2009.

99.1        Slide presentation to investors to be presented on May 7, 2009 by the registrant’s Chief Financial Officer and Chief Credit Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2009

Heritage Commerce Corp

By:	/s/ Lawrence D. McGovern
Name: Lawrence D. McGovern
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

10.1	Modification to Employment Agreement of James Mayer dated April 30, 2009.

99.1	Slide presentation to investors to be presented on May 7, 2009 by the registrant’s Chief Financial Officer and Chief Credit Officer